Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash and cash equivalents	$ 56	$ 153
Investments at fair value	4,252,839	3,612,985
Notes receivable from participants	133,169	133,073
Employer contribution receivable	81,091	81,038
Participant contribution receivable	15	9
Net assets available for benefits	$ 4,467,170	$ 3,827,258